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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Dated of earliest event report): February 20, 1998

                          Commission File No. 33-93644

                          DAY INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                        31-1436349
-----------------------------                  ---------------------------------
(State or other jurisdiction                   (IRS Employer Identification No.)
     of Incorporation)

             130 West Second Street, Suite 1700, Dayton, Ohio 45402
                    (Address of principal executive offices)

                    333 West First Street, Dayton, Ohio 45401
         (Former name or former address, if changed since last report)

Registrant's telephone number, including area code:   (937) 224-4000

Item 5: Other Events.

Pursuant to a Consent Solicitation Statement, dated February 20, 1998 (the "Consent Solicitation Statement"), Day International Group, Inc., a Delaware corporation (the "Company"), is soliciting the consents (the "Consent Solicitation") of registered holders of its 11 1/8% Senior Subordinated Notes due 2005 (the "Notes") to amendments to the Indenture governing the Notes, dated as of June 6, 1995 (the "Indenture"), among the Company, Day International, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Day") and Firstar Bank of Minnesota, N.A. (as successor in interest to American Bank National Association), as Trustee. The purpose of the proposed amendments (the "Proposed Amendments") is, among other things (i) to permit the Company to
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assume certain indebtedness which was incurred by the Company's corporate parent, GSD Acquisition Corp., a Delaware corporation ("GSD"), in connection with GSD's recent acquisition of the Company, (ii) to permit the Company to thereafter immediately refinance such assumed indebtedness (the "Refinancing") through the issuance of a combination of newly issued subordinated notes and preferred stock, and (iii) to eliminate all of the applicable provisions of the Indenture which subordinate the Notes in right of payment to any senior indebtedness of the Company. The effectiveness of the Proposed Amendments is conditioned on the completion of the Refinancing.

The Consent Solicitation will expire at 5:00 p.m., New York City time on March 9, 1998, unless extended pursuant to the terms of the Consent Solicitation Statement.

The Consent Solicitation Statement contains Audited Financial Statements as of December 31, 1997 and 1996 and for the years ended December 31, 1997 and 1996 and for the period June 7, 1995 through December 31, 1995 and Management's Discussion and Analysis of this financial information. These two items are being filed as Exhibits 99.1 and 99.2 hereto.

Item 7:  Financial Statements and Exhibits.

      (c)   Exhibits

      The following exhibits are filed herewith:

Exhibit  Description

10 Senior Secured Credit Agreement, dated as of January 15, 1998, among Day International Group, Inc., the lenders thereunder, Societe Generale Securities Corporation, as Arranger and Societe Generale as Administrative Agent.

99.1 Audited Financial Statements as of December 31, 1997 and 1996 and for the years ended December 31, 1997 and 1996 and for the period June 7, 1995 through December 31, 1995.

99.2 Management's Discussion and Analysis of Audited Financial Statements as of December 31, 1997 and 1996 and for the years ended December 31, 1997 and 1996 and for the period June 7, 1995 through December 31, 1995.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DAY INTERNATIONAL GROUP, INC.



Date: February 23, 1998                By:/s/ David B. Freimuth
                                          --------------------------------------
                                          Name:  David B. Freimuth
                                          Title: Vice President and Chief
                                                 Financial Officer (Principal
                                                 Financial Officer and Principal
                                                 Accounting Officer)


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                                 EXHIBIT INDEX


                                                                                   SEQUENTIALLY
                                                                                     NUMBERED
                                                                                       PAGE
                                                                                   ------------
 10      Senior Secured Credit Agreement, dated as of January 15, 1998, among Day International Group, Inc., the lenders thereunder
         Societe Generale Securities Corporation, as Arranger and
         Societe Generale as Administrative Agent ................................
 99.1    Audited Financial Statements 1997 .......................................
 99.2    Management's Discussion and Analysis of 1997 Audited Financial Statements

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